UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

June 25, 2008
Date of Report (Date of earliest event reported)

TIB FINANCIAL CORP.
(Exact name of registrant as specified in its charter)

Florida	0000-21329	65-0655973
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification number)
599 9th Street North, Suite 101 Naples, Florida		34102-5624
(Address of principal executive offices)		(Zip Code)
(239) 263-3344
(Registrant's telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-k filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 8.01 OTHER EVENTS

On June 25, 2008, TIB Financial Corp. issued a press release announcing the issuance of a 1% (one percent) stock dividend in lieu of a cash dividend. The dividend will be distributed on July 17, 2008 to shareholders of record on July 7, 2008 and is comparable in value to the company’s most recent quarterly cash dividend paid April 10, 2008.  A copy of the press release is attached as Exhibit 99.1 to this Form 8-K.

The information contained in this Current Report shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the Exchange Act), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(a) Exhibits

99.1 Press release dated June 25, 2008

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TIB FINANCIAL CORP.
Date: June 25, 2008	By:	/s/ Stephen J. Gilhooly
Stephen J. Gilhooly
EVP, Chief Financial Officer and Treasurer